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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 17, 2000

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
                  (Originator of the Trust referred to herein)

                     CHASE MANHATTAN AUTO OWNER TRUST 1997-B
                     ---------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)

      United States                  333-7575                    22-2382028
----------------------------   -------------------------   --------------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)

        802 Delaware Avenue, Wilmington, Delaware       19801
        -----------------------------------------       ----------
        (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

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Item 5.     Other Events:

            Chase Manhattan Auto Owner Trust is the issuer of five classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of June 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

            On April 17, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits

Exhibits        Description
--------        ---------------

20.1 Monthly Statement to Certificateholders with respect to the April 17, 2000 distribution.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 26, 2000

                                                  By: THE CHASE MANHATTAN BANK,
                                                  USA, NATIONAL ASSOCIATION
                                                  as Servicer

                                                  By:  /s/ Patricia Garvey
                                                  ----------------------------
                                                  Name:       Patricia Garvey
                                                  Title:      Vice President
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                                                 INDEX TO EXHIBITS
                                                 -----------------

Exhibit No              Description
----------              -----------
20.1                    Statement to Certificateholders dated 4/17/2000
                        delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of June 1, 1997.